FIDELITY(REGISTERED TRADEMARK)
MAGELLAN(REGISTERED TRADEMARK)
FUND

ANNUAL REPORT
MARCH 31, 2000

(2_FIDELITY_LOGOS)(registered trademark)

CONTENTS


PRESIDENT'S MESSAGE    3   Ned Johnson on investing
                           strategies.

PERFORMANCE            4   How the fund has done over
                           time.

FUND TALK              6   The manager's review of fund
                           performance, strategy and
                           outlook.

INVESTMENT CHANGES     10  A summary of major shifts in
                           the fund's investments over
                           the past six months.

INVESTMENTS            11  A complete list of the fund's
                           investments with their
                           market values.

FINANCIAL STATEMENTS   27  Statements of assets and
                           liabilities, operations, and
                           changes in net assets, as
                           well as financial highlights.

NOTES                  31  Notes to the financial
                           statements.

REPORT OF INDEPENDENT  37  The auditors' opinion.
ACCOUNTANTS

DISTRIBUTIONS          38

PROXY VOTING RESULTS   39

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THIS REPORT AND THE FINANCIAL STATEMENTS CONTAINED HEREIN ARE
SUBMITTED FOR THE GENERAL INFORMATION
OF THE SHAREHOLDERS OF THE FUND. THIS REPORT IS NOT AUTHORIZED FOR DISTRIBUTION TO PROSPECTIVE INVESTORS
IN THE FUND UNLESS PRECEDED OR ACCOMPANIED BY AN EFFECTIVE PROSPECTUS. MUTUAL FUND SHARES ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED BY,
ANY DEPOSITORY INSTITUTION. SHARES ARE NOT INSURED BY THE FDIC, THE FEDERAL RESERVE BOARD OR ANY OTHER AGENCY, AND ARE SUBJECT TO INVESTMENT RISKS, INCLUDING THE POSSIBLE LOSS OF PRINCIPAL AMOUNT INVESTED.
NEITHER THE FUND NOR FIDELITY DISTRIBUTORS CORPORATION IS A BANK.
FOR MORE INFORMATION ON ANY FIDELITY FUND, INCLUDING CHARGES AND EXPENSES, CALL 1-800-544-6666 FOR A
FREE PROSPECTUS. READ IT CAREFULLY BEFORE YOU INVEST OR SEND MONEY.

PRESIDENT'S MESSAGE



(PHOTO_OF_EDWARD_C_JOHNSON_3D)

DEAR SHAREHOLDER:

Concerned about the high valuations of technology stocks, investors poured money into so-called old economy stocks during March, sparking a rally in blue chips during which the Dow Jones Industrial Average gained 499 points in a single day. Treasuries also benefited as a haven from the technology sector, as the yield of the 10-year note - which some consider the new bellwether Treasury issue - trended downward throughout the month.

While it's impossible to predict the future direction of the markets with any degree of certainty, there are certain basic principles that can help investors plan for their future needs.

First, investors are encouraged to take a long-term view of their portfolios. If you can afford to leave your money invested through the inevitable up and down cycles of the financial markets, you will greatly reduce your vulnerability to any single decline. We know from experience, for example, that stock prices have gone up over longer periods of time, have significantly outperformed other types of investments and have stayed ahead of inflation.

Second, you can further manage your investing risk through diversification. A stock mutual fund, for instance, is already diversified, because it invests in many different companies. You can increase your diversification further by investing in a number of different stock funds, or in such other investment categories as bonds. If you have a short investment time horizon, you might want to consider moving some of your investment into a money market fund, which seeks income and a stable share price by investing in high-quality, short-term investments. Of course, it's important to remember that an investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although money market funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in these types of funds.

Finally, no matter what your time horizon or portfolio diversity, it makes good sense to follow a regular investment plan, investing a certain amount of money in a fund at the same time each month or quarter and periodically reviewing your overall portfolio. By doing so, you won't get caught up in the excitement of a rapidly rising market, nor will you buy all your shares at market highs. While this strategy - known as dollar cost averaging - won't assure a profit or protect you from a loss in a declining market, it should help you lower the average cost of your purchases. Of course, you should consider your financial ability to continue your purchases through periods of low price levels before undertaking such a strategy.

If you have questions, please call us at 1-800-544-6666, or visit our web site at www.fidelity.com. We are available 24 hours a day, seven days a week to provide you the information you need to make the investments that are right for you.

Best regards,

Edward C. Johnson 3d

PERFORMANCE: THE BOTTOM LINE


There are several ways to evaluate a fund's historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value).

CUMULATIVE TOTAL RETURNS

PERIODS ENDED MARCH 31, 2000      PAST 1 YEAR  PAST 5 YEARS  PAST 10 YEARS

FIDELITY MAGELLAN                 21.11%       210.04%       505.74%

FIDELITY MAGELLAN (INCL.          17.48%       200.74%       487.56%
3.00% SALES CHARGE)

S&P 500 (registered trademark)    17.94%       227.31%       461.98%

Growth Funds Average              32.16%       213.63%       423.04%

CUMULATIVE TOTAL RETURNS show the fund's performance in percentage terms over a set period - in this case, one year, five years or 10 years. For example, if you had invested $1,000 in a fund that had a 5% return over the past year, the value of your investment would be $1,050. You can compare the fund's returns to the performance of the Standard & Poor's 500SM Index - a market capitalization-weighted index of common stocks. To measure how the fund's performance stacked up against its peers, you can compare it to the growth funds average, which reflects the performance of mutual funds with similar objectives tracked by Lipper Inc. The past one year average represents a peer group of 1,238 mutual funds. These benchmarks include reinvested dividends and capital gains, if any, and exclude the effect of sales charges. Lipper has created new comparison categories that group funds according to portfolio characteristics and capitalization, as well as by capitalization only. These averages are listed on page 5 of this report.*

AVERAGE ANNUAL TOTAL RETURNS

PERIODS ENDED MARCH 31, 2000  PAST 1 YEAR  PAST 5 YEARS  PAST 10 YEARS

FIDELITY MAGELLAN             21.11%       25.40%        19.74%

FIDELITY MAGELLAN (INCL.      17.48%       24.63%        19.37%
3.00% SALES CHARGE)

S&P 500                       17.94%       26.76%        18.84%

Growth Funds Average          32.16%       24.90%        17.43%

AVERAGE ANNUAL TOTAL RETURNS take the fund's cumulative return and show you what would have happened if the fund had performed at a constant rate each year. (Note: Lipper calculates average annual total returns by annualizing each fund's total return, then taking an arithmetic average. This may produce a different figure than that obtained by averaging the cumulative total returns and annualizing the result.)

$10,000 OVER 10 YEARS
             Magellan                    S&P 500
             00021                       SP001
  1990/03/31       9700.00                    10000.00
  1990/04/30       9455.02                     9750.00
  1990/05/31      10295.97                    10700.63
  1990/06/30      10340.72                    10627.86
  1990/07/31      10223.68                    10593.85
  1990/08/31       9221.97                     9636.17
  1990/09/30       8636.78                     9166.89
  1990/10/31       8530.06                     9127.47
  1990/11/30       9175.50                     9717.10
  1990/12/31       9460.24                     9988.21
  1991/01/31      10121.57                    10423.70
  1991/02/28      11000.41                    11168.99
  1991/03/31      11374.05                    11439.28
  1991/04/30      11416.15                    11466.73
  1991/05/31      12067.08                    11962.10
  1991/06/30      11358.00                    11414.23
  1991/07/31      12063.47                    11946.14
  1991/08/31      12434.29                    12229.26
  1991/09/30      12387.26                    12025.03
  1991/10/31      12553.68                    12186.17
  1991/11/30      11933.23                    11695.06
  1991/12/31      13341.63                    13032.98
  1992/01/31      13347.46                    12790.57
  1992/02/29      13617.76                    12956.84
  1992/03/31      13248.29                    12704.18
  1992/04/30      13444.69                    13077.69
  1992/05/31      13573.51                    13141.77
  1992/06/30      13334.43                    12945.96
  1992/07/31      13708.64                    13475.45
  1992/08/31      13411.35                    13199.20
  1992/09/30      13565.19                    13354.95
  1992/10/31      13660.82                    13401.69
  1992/11/30      14005.93                    13858.69
  1992/12/31      14277.49                    14029.15
  1993/01/31      14653.63                    14147.00
  1993/02/28      14959.53                    14339.40
  1993/03/31      15507.88                    14641.96
  1993/04/30      15659.69                    14287.62
  1993/05/31      16276.91                    14670.53
  1993/06/30      16503.90                    14713.07
  1993/07/31      16685.96                    14654.22
  1993/08/31      17667.21                    15209.62
  1993/09/30      17858.73                    15092.50
  1993/10/31      17870.55                    15404.92
  1993/11/30      17281.80                    15258.57
  1993/12/31      17797.97                    15443.20
  1994/01/31      18501.35                    15968.27
  1994/02/28      18365.70                    15535.53
  1994/03/31      17514.11                    14858.18
  1994/04/30      17689.95                    15048.36
  1994/05/31      17486.16                    15295.16
  1994/06/30      16727.49                    14920.43
  1994/07/31      17287.34                    15409.82
  1994/08/31      18106.18                    16041.62
  1994/09/30      17635.28                    15648.60
  1994/10/31      18231.76                    16000.69
  1994/11/30      17232.40                    15417.95
  1994/12/31      17475.70                    15646.60
  1995/01/31      17297.80                    16052.31
  1995/02/28      18268.38                    16677.87
  1995/03/31      18951.19                    17170.03
  1995/04/30      19832.82                    17675.69
  1995/05/31      20387.26                    18382.19
  1995/06/30      21940.15                    18809.21
  1995/07/31      23624.42                    19432.92
  1995/08/31      23829.37                    19481.70
  1995/09/30      24265.54                    20303.82
  1995/10/31      23645.44                    20231.34
  1995/11/30      24170.95                    21119.50
  1995/12/31      23910.84                    21526.26
  1996/01/31      24255.68                    22259.01
  1996/02/29      24097.17                    22465.35
  1996/03/31      24339.11                    22681.69
  1996/04/30      24494.85                    23016.02
  1996/05/31      24605.55                    23609.60
  1996/06/30      24582.55                    23699.56
  1996/07/31      23438.87                    22652.51
  1996/08/31      24030.43                    23130.25
  1996/09/30      24993.35                    24432.02
  1996/10/31      25584.91                    25105.86
  1996/11/30      27241.28                    27003.61
  1996/12/31      26705.23                    26468.67
  1997/01/31      27877.41                    28122.43
  1997/02/28      27503.24                    28342.91
  1997/03/31      26556.22                    27178.30
  1997/04/30      27741.65                    28800.84
  1997/05/31      29720.73                    30554.24
  1997/06/30      30951.30                    31923.07
  1997/07/31      33548.43                    34463.19
  1997/08/31      32056.10                    32532.56
  1997/09/30      33942.75                    34314.37
  1997/10/31      32786.97                    33168.27
  1997/11/30      33426.05                    34703.63
  1997/12/31      33806.56                    35299.49
  1998/01/31      34172.06                    35689.90
  1998/02/28      36762.46                    38263.86
  1998/03/31      38614.78                    40223.35
  1998/04/30      39058.34                    40628.00
  1998/05/31      38286.57                    39929.60
  1998/06/30      39917.80                    41551.54
  1998/07/31      39619.23                    41109.02
  1998/08/31      33483.91                    35165.48
  1998/09/30      35508.38                    37418.18
  1998/10/31      38242.88                    40461.77
  1998/11/30      41210.41                    42914.16
  1998/12/31      45174.40                    45386.87
  1999/01/31      47544.92                    47284.95
  1999/02/28      46026.89                    45815.34
  1999/03/31      48513.31                    47648.41
  1999/04/30      49672.40                    49493.83
  1999/05/31      48244.38                    48325.28
  1999/06/30      51388.60                    51007.33
  1999/07/31      49658.09                    49414.89
  1999/08/31      49044.29                    49170.28
  1999/09/30      48319.61                    47822.52
  1999/10/31      51222.28                    50848.73
  1999/11/30      52271.67                    51882.49
  1999/12/31      56037.17                    54938.37
  2000/01/31      53342.56                    52178.26
  2000/02/29      53875.74                    51190.53
  2000/03/31      58756.39                    56198.50
IMATRL PRASUN   SHR__CHT 20000331 20000424 113439 R00000000000123

$10,000 OVER 10 YEARS: Let's say hypothetically that $10,000 was invested in Fidelity Magellan Fund on March 31, 1990, and the current 3.00% sales charge was paid. As the chart shows, by March 31, 2000, the value of the investment would have grown to $58,756 - a 487.56% increase on the initial investment. For comparison, look at how the Standard & Poor's 500 Index did over the same period. With dividends and capital gains, if any, reinvested, the same $10,000 would have grown to $56,198 - a 461.98% increase.

(checkmark)UNDERSTANDING
PERFORMANCE

How a fund did yesterday is
no guarantee of how it will do
tomorrow. The stock market,
for example, has a history of
long-term growth and
short-term volatility. In turn, the
share price and return of a
fund that invests in stocks will
vary. That means if you sell
your shares during a market
downturn, you might lose
money. But if you can ride out
the market's ups and downs,
you may have a gain.

* THE LIPPER LARGE CAP CORE FUNDS AVERAGE REFLECTS THE PERFORMANCE (EXCLUDING SALES CHARGES) OF MUTUAL FUNDS WITH SIMILAR PORTFOLIO CHARACTERISTICS AND CAPITALIZATION. THE LIPPER LARGE CAP SUPERGROUP AVERAGE REFLECTS THE PERFORMANCE (EXCLUDING SALES CHARGES) OF MUTUAL FUNDS WITH SIMILAR CAPITALIZATION. AS OF MARCH 31, 2000, THE ONE YEAR, FIVE YEAR, AND 10 YEAR CUMULATIVE AND AVERAGE ANNUAL TOTAL RETURNS FOR THE LARGE CAP CORE FUNDS AVERAGE ARE 21.70%, 199.85%, 393.33%, AND 21.70%, 24.42%, 17.13%, RESPECTIVELY; AND THE ONE YEAR, FIVE YEAR AND 10 YEAR CUMULATIVE AND AVERAGE ANNUAL TOTAL RETURNS FOR THE LARGE CAP SUPERGROUP AVERAGE ARE 24.31%, 214.69%, 427.31%, AND 24.31%, 25.21%,
17.70%, RESPECTIVELY.

FUND TALK: THE MANAGER'S OVERVIEW



MARKET RECAP

Despite a number of milestones
in the U.S. stock market during
the 12-month period ending March
31, 2000, the overriding theme was
volatility. The period's
top-performing equity index -
the tech-heavy NASDAQ Index -
returned 86.25% as investors
flocked to stocks of companies
involved in the Internet, wireless
communications and
biotechnology. The profitable ride in
many new economy stocks became a
rocky one toward the end of the
period, however, as the
NASDAQ topped the 5000 mark in
March before shedding much of
2000's year-to-date gains by the
month's end. Conversely, the
blue-chip's benchmark - the Dow
Jones Industrial Average -
performed modestly for most of the
period, but surged higher late in the
first quarter amidst a flight to quality, ending with a 13.29% return. The
Dow gyrated in a range of about
2000 points toward the end of the
period after passing the 11,000 level
for the first time in November.
Meanwhile, the Standard & Poor's
500SM Index - an index of 500
commonly held large-cap stocks -
returned 17.94%. The period also
was characterized by the Federal
Reserve Board's concern that the
growth of the U. S. economy was
excessive and might spark inflation.
As a result, the Fed raised key
short-term interest rates on five
occasions. Following the Fed's latest
rate hike in March, investors began
fleeing new economy stocks for the
safety of old economy stocks.

(photograph of Robert Stansky)

An interview with Robert Stansky, Portfolio Manager of Fidelity
Magellan Fund

Q. BOB, HOW DID THE FUND PERFORM?

A. The fund had a strong past 12 months relative to its benchmark index, but somewhat less so relative to its peers. Magellan had a total return of 21.11% during the 12 months that ended March 31, 2000. That topped the total return of the Standard & Poor's 500 Index, which was 17.94% during the same period. However, the fund trailed the average return of its growth funds peer group, as tracked by Lipper Inc., which was 32.16%.

Q. WHY DID THE FUND BEAT ITS BENCHMARK, YET TRAIL ITS PEER GROUP
AVERAGE?

A. I'm sure many shareholders are aware of the fact that, over the past six months, we experienced an unprecedented run-up in the shares of technology stocks. At the end of September, I mentioned that I was concerned about the high valuations - or stock prices relative to earnings - of many of these stocks. As a result, the fund maintained a weighting in technology that was pretty close to that of the S&P 500 during the period as valuations continued to rise. Other growth funds that were more aggressive in the tech sector, and willing to take on more risk, tended to post outsized returns during this unusual period. Magellan Fund did top the S&P 500, however, by virtue of strong stock selection in technology and other sectors.

Q. LET'S START WITH TECHNOLOGY. WHAT FUELED THE SPECTACULAR RISE IN
STOCK PRICES?

A. Several factors were at play in this sector, which comprises several industries. The first was the huge, ongoing build-out of communications systems worldwide - wireless, fiber optics and broadband, for example - and the Internet. We've seen a real shift in focus within the technology sector from personal computing to personal communications. We've also seen an incredible wave of capital spending by new and old companies, funded both by venture capital and money raised in the equity markets. I mentioned six months ago that I had some concerns about Y2K. However, once Y2K came and went with few disruptions, expectations quickly rose that companies would resume the capital spending that had been put on hold until after New Year's. A continued strong U.S. economy and some improving international economies lent support. And the continued strength of technology stocks fueled investors to plow increasing amounts of cash into the sector, which helped keep the momentum going.

Q. HOW DID YOU PLAY THE SECTOR?

A. Many of the top contributors to the fund's performance in terms of technology stocks were names that shareholders likely would recognize from the past. What they all have in common is they provided solutions in one form or another for companies participating in this communications and Internet build-out. They include companies such as Texas Instruments, which not only produces semiconductors, but also digital signal processors that are used in cellular phones; Cisco Systems, which manufactures products that link computer networks, but also has quickly moved into telecommunications networking; Oracle, which develops database software that supports personal computers and other appliances that access programs from the Web; and Intel, the leading microprocessor manufacturer, which also is pushing into networking services and communications infrastructure products.

Q. DID THE FUND INVEST IN SOME OF THE MORE SPECULATIVE TECHNOLOGY
COMPANIES THAT PRODUCED HUGE GAINS?

A. Yes. Although they made up a relatively small portion of the fund, the rapid stock gains of a number of newer companies had a positive impact on the fund's performance. Because some of these companies are in the early stages of profitability, I focused on those companies with products that I believed had significant growth prospects. For example, Juniper Networks sells a very fast router. Redback Networks helps companies deploy high-speed broadband access to the Internet and corporate networks. And Sycamore Networks develops software-based optical networking products. These types of companies were at the heart of the communications expansion, and among the hottest stocks in the market over the past 12 months. Some of these investments were similar to ones I made in newer companies in late 1998, when many Internet-related stocks were rising. As I did then, I recently had to rely somewhat on a sense of market psychology when choosing these companies as they're only starting to show quarterly earnings. I had to evaluate how the market might reward those with the brightest potential long into the future.

Q. NEAR THE END OF THE PERIOD, THE TECH SECTOR HIT A ROUGH PATCH AND GAVE BACK SOME OF ITS GAINS. WHAT HAPPENED?

A. Very simply, valuations got too high and investors took profits. You have to bear in mind that, as the prices of these stocks were rising, there was not a commensurate rise in the companies' near-term business prospects. So, as we say, the stocks got ahead of themselves. Even considering the recent pullback in tech stocks, I'm still concerned about their high valuations. While I do believe that this sector offers the greatest potential for growth in the marketplace over the next three to five years, we have to expect volatility and further downdrafts along the way. Of course, that can provide the fund buying opportunities in those companies that I believe are best positioned for strong earnings growth.

Q. YOU MENTIONED THAT STOCK SELECTION WITHIN OTHER SECTORS HELPED THE FUND'S PERFORMANCE. WHERE WERE THE WINNERS AND LOSERS?

A. Because no other sector of the market performed anywhere near as well as technology over the past 12 months, you had to be selective. Most other sectors were a mixed bag. Underweighting consumer nondurable stocks relative to the S&P 500 helped the fund. Even so, Procter & Gamble, for example, fell significantly after reporting disappointing earnings amid a slow rate of improvement in worldwide demand for consumer products. Several stocks in the retail sector worked quite well, boosted by a continued strong U.S. economy. They included Home Depot, which also capitalized on diminished competition in its marketplace. In the media and leisure sector, Time Warner benefited from its announced merger with America Online. In finance, U.S. regional banks were hurt by rising interest rates, but those firms with direct exposure to the rising equity market through activities such as investment banking and underwriting did better. Citigroup is an example of the latter and made a significant contribution to the fund's returns.

Q. BOB, WHAT'S YOUR OUTLOOK THROUGH THE REST OF THE YEAR?

A. I remain concerned about stock valuations, and not just in technology. For example, many cyclical stocks - which tend to rise and fall with economic cycles - were rather expensive relative to historical measures at the end of the period and some financial services companies were not as cheap as they had been. Also, Y2K came and went without any ill effects and companies may build up inventories once again, but I believe strong growth in the U.S. economy is long in the tooth. At some point, that growth will slow, which could slow the communications and Internet expansion. I'll certainly look for buying opportunities as one sector or another languishes; that's proven successful in the past. As I like to say, I'll take what the market gives me. As always, I'll try to find investments that offer the dual qualities of strong earnings prospects and the opportunity for higher valuations. After all, as we've seen with the recent drop in technology stocks, some of the old rules of investing still apply.

THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGER ONLY THROUGH THE END OF THE PERIOD OF THE REPORT AS STATED ON THE COVER AND DO NOT NECESSARILY REPRESENT THE VIEWS OF FIDELITY OR ANY OTHER PERSON IN THE FIDELITY ORGANIZATION. ANY SUCH VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED UPON MARKET OR OTHER CONDITIONS AND FIDELITY DISCLAIMS ANY RESPONSIBILITY TO UPDATE SUCH VIEWS. THESE VIEWS MAY NOT BE RELIED ON AS INVESTMENT ADVICE AND, BECAUSE INVESTMENT DECISIONS FOR A FIDELITY FUND ARE BASED ON NUMEROUS FACTORS, MAY NOT BE RELIED ON AS AN INDICATION OF TRADING INTENT ON BEHALF OF ANY FIDELITY FUND.

(checkmark)FUND FACTS

GOAL: to increase the value
of the fund's shares over the
long term by investing mainly
in equity securities

FUND NUMBER: 021

TRADING SYMBOL: FMAGX

START DATE: May 2, 1963

SIZE: as of March 31, 2000,
more than $109 billion

MANAGER: Robert Stansky,
since 1996; manager,
Fidelity Growth Company
Fund and Fidelity Advisor
Equity Growth, 1987-1996;
Fidelity Emerging Growth
Fund 1990-1991; Fidelity
Select Defense & Aerospace
Portfolio 1984-
1985; joined Fidelity in
1983

BOB STANSKY ON INVESTING IN
THE NEW ECONOMY:

"Over the past 12 months, we've
experienced what I would
consider to be a
once-in-a-generation event involving
the so-called new economy stocks.
We saw a phase of euphoria for
raising capital through the stock
market, and companies have been
coming public much earlier in their
life cycles than in recent years.
Importantly, when valuing some of
these companies, investors have
`allowed' them significantly
expanded time horizons between
when they go public and how soon
they'll become profitable. To my
recollection, never before have the
stocks of so many companies that
aren't making money done so well.

"While I do believe there is a lot of
potential in investing in the
build-out of communications
systems and infrastructure and
the Internet over the next several
years, I would expect the market
to approach these opportunities
more rationally going forward. In
fact, we already saw some signs of
a less-forgiving investing
environment around high-tech
companies near the end of the
period. While it would be fun to
step forward 20 years and see how
this all shakes out, for now I have
to keep one eye on the rapid
changes occurring in the
marketplace, and another eye on
how these changes line up with
historical valuations."


INVESTMENT CHANGES





TOP TEN STOCKS AS OF MARCH
31, 2000

                               % OF FUND'S NET ASSETS  % OF FUND'S NET ASSETS 6
                                                       MONTHS AGO

General Electric Co.            4.7                     4.7

Microsoft Corp.                 4.1                     4.6

Cisco Systems, Inc.             3.7                     2.0

Home Depot, Inc.                2.9                     2.6

Intel Corp.                     2.8                     1.5

Texas Instruments, Inc.         2.5                     1.5

Citigroup, Inc.                 2.4                     2.1

Exxon Mobil Corp.               2.1                     2.0

Time Warner, Inc.               2.0                     1.3

Tyco International Ltd.         1.9                     1.9

                                29.1                    24.2

TOP FIVE MARKET SECTORS AS OF
MARCH 31, 2000

                               % OF FUND'S NET ASSETS  % OF FUND'S NET ASSETS 6
                                                       MONTHS AGO

Technology                      35.2                    22.1

Finance                         11.8                    12.1

Retail & Wholesale              9.6                     9.4

Health                          7.9                     9.2

Media & Leisure                 7.6                     6.5



ASSET ALLOCATION (% OF FUND'S
NET ASSETS)

AS OF MARCH 31, 2000 *                                       AS OF SEPTEMBER 30, 1999**

Stocks                          98.4%                        Stocks                                  92.4%

Short-Term  Investments and                                  Short-Term  Investments and
Net Other Assets                 1.6%                        Net Other Assets                         7.6%

* FOREIGN INVESTMENTS            5.4%                        ** FOREIGN INVESTMENTS                   4.1%

Row: 1, Col: 1, Value: 98.40000000000001                     Row: 1, Col: 1, Value: 92.40000000000001
Row: 1, Col: 2, Value: 0.0                                   Row: 1, Col: 2, Value: 0.0
Row: 1, Col: 3, Value: 0.0                                   Row: 1, Col: 3, Value: 0.0
Row: 1, Col: 4, Value: 0.0                                   Row: 1, Col: 4, Value: 0.0
Row: 1, Col: 5, Value: 0.0                                   Row: 1, Col: 5, Value: 0.0
Row: 1, Col: 6, Value: 0.0                                   Row: 1, Col: 6, Value: 0.0
Row: 1, Col: 7, Value: 0.0                                   Row: 1, Col: 7, Value: 0.0
Row: 1, Col: 8, Value: 1.6                                   Row: 1, Col: 8, Value: 7.6







INVESTMENTS MARCH 31, 2000

Showing Percentage of Net Assets



COMMON STOCKS - 98.4%

                                 SHARES                     VALUE (NOTE 1) (000S)

AEROSPACE & DEFENSE - 1.1%

AEROSPACE & DEFENSE - 1.0%

Boeing Co.                        2,908,600                 $ 110,345

Honeywell International, Inc.     9,576,937                  504,585

Textron, Inc.                     1,911,400                  116,356

United Technologies Corp.         4,631,600                  292,659

                                                             1,023,945

DEFENSE ELECTRONICS - 0.0%

Raytheon Co. Class B              777,080                    13,793

SHIP BUILDING & REPAIR - 0.1%

General Dynamics Corp.            2,041,800                  101,580

TOTAL AEROSPACE & DEFENSE                                    1,139,318

BASIC INDUSTRIES - 1.0%

CHEMICALS & PLASTICS - 0.5%

E.I. du Pont de Nemours and       4,110,575                  217,347
Co.

Monsanto Co.                      4,682,800                  241,164

Praxair, Inc.                     568,900                    23,680

Trivest 1992 Special Fund Ltd.    26.6        (e)            2,516

                                                             484,707

IRON & STEEL - 0.1%

Nucor Corp.                       2,492,400                  124,620

METALS & MINING - 0.2%

Alcoa, Inc.                       3,140,000                  220,585

PACKAGING & CONTAINERS - 0.2%

Corning, Inc.                     1,100,000                  213,400

Owens-Illinois, Inc. (a)          742,700                    12,533

                                                             225,933

PAPER & FOREST PRODUCTS - 0.0%

Kimberly-Clark Corp.              200,000                    11,200

Louisiana-Pacific Corp.           1,932,600                  26,815

                                                             38,015

TOTAL BASIC INDUSTRIES                                       1,093,860

CONSTRUCTION & REAL ESTATE -
0.6%

BUILDING MATERIALS - 0.4%

Lafarge Corp. (c)                 4,516,810                  107,274

Masco Corp.                       8,565,200                  175,587

COMMON STOCKS - CONTINUED

                                 SHARES                     VALUE (NOTE 1) (000S)

CONSTRUCTION & REAL ESTATE -
CONTINUED

BUILDING MATERIALS - CONTINUED

Southdown, Inc.                   500,000                   $ 29,500

USG Corp.                         1,500,000                  62,906

                                                             375,267

CONSTRUCTION - 0.0%

Centex Corp.                      600,000                    14,288

Pulte Corp.                       306,200                    6,392

                                                             20,680

REAL ESTATE INVESTMENT TRUSTS
- 0.2%

Equity Office Properties Trust    1,986,400                  49,908

Equity Residential Properties     1,271,500                  51,098
Trust (SBI)

Host Marriott Corp. (c)           11,500,000                 102,063

Public Storage, Inc.              1,136,300                  23,862

                                                             226,931

TOTAL CONSTRUCTION & REAL                                    622,878
ESTATE

DURABLES - 1.8%

AUTOS, TIRES, & ACCESSORIES -
1.1%

AutoNation, Inc. (a)              11,567,927                 91,820

AutoZone, Inc. (a)                2,435,800                  67,593

Danaher Corp.                     2,356,349                  120,174

Ford Motor Co.                    12,073,100                 554,608

General Motors Corp.              4,847,600                  401,442

                                                             1,235,637

CONSUMER ELECTRONICS - 0.1%

Black & Decker Corp.              3,958,500                  148,691

HOME FURNISHINGS - 0.3%

Leggett & Platt, Inc. (c)         12,516,700                 269,109

TEXTILES & APPAREL - 0.3%

Liz Claiborne, Inc.               2,547,800                  116,721

NIKE, Inc. Class B                3,398,500                  134,666

Polo Ralph Lauren Corp. Class     2,333,700                  43,611
A (a)(c)

Shaw Industries, Inc.             100,000                    1,519

Warnaco Group, Inc. Class A       300,000                    3,544

                                                             300,061

TOTAL DURABLES                                               1,953,498

COMMON STOCKS - CONTINUED

                                 SHARES                     VALUE (NOTE 1) (000S)

ENERGY - 6.1%

ENERGY SERVICES - 0.9%

Baker Hughes, Inc.                3,000,000                 $ 90,750

Halliburton Co.                   7,099,600                  291,084

Schlumberger Ltd.                 7,296,300                  558,167

Transocean Sedco Forex, Inc.      1,412,563                  72,482

                                                             1,012,483

OIL & GAS - 5.2%

Anadarko Petroleum Corp. (c)      6,410,000                  247,987

Apache Corp.                      2,959,715                  147,246

BP Amoco PLC                      24,753,870                 218,917

BP Amoco PLC sponsored ADR        6,368,842                  337,947

Burlington Resources, Inc.        2,952,525                  109,243

Chevron Corp.                     5,962,100                  551,122

Conoco, Inc. Class B              8,092,088                  207,360

Cooper Cameron Corp. (a)          1,671,500                  111,782

Exxon Mobil Corp.                 28,751,268                 2,237,208

Occidental Petroleum Corp.        4,321,400                  89,669

Royal Dutch Petroleum Co. (NY     7,932,700                  456,626
Shares)

Shell Transport & Trading Co.     13,327,100                 108,977
PLC (Reg.)

Sunoco, Inc.                      100,000                    2,738

Texaco, Inc.                      6,352,000                  340,626

The Coastal Corp.                 4,384,000                  201,664

Total Fina SA Class B             1,896,611                  279,276

USX - Marathon Group              550,000                    14,334

                                                             5,662,722

TOTAL ENERGY                                                 6,675,205

FINANCE - 11.8%

BANKS - 3.5%

Bank of America Corp.             13,902,754                 729,026

Bank of New York Co., Inc.        1,454,400                  60,449

Capital One Financial Corp.       400,000                    19,175

Chase Manhattan Corp.             15,186,200                 1,324,047

Comerica, Inc.                    2,321,000                  97,192

FleetBoston Financial Corp.       10,210,083                 372,668

Mellon Financial Corp.            800,000                    23,600

Synovus Finanical Corp.           1,709,775                  32,272

COMMON STOCKS - CONTINUED

                                 SHARES                     VALUE (NOTE 1) (000S)

FINANCE - CONTINUED

BANKS - CONTINUED

U.S. Bancorp                      6,611,600                 $ 144,629

Wells Fargo & Co.                 24,255,000                 992,939

                                                             3,795,997

CREDIT & OTHER FINANCE - 3.5%

American Express Co.              2,951,500                  439,589

Associates First Capital          14,830,774                 317,935
Corp. Class A

Citigroup, Inc.                   44,134,833                 2,617,747

Concord EFS, Inc. (a)             1,500,000                  34,406

Household International, Inc.     3,820,395                  142,548

MBNA Corp.                        1,800,000                  45,900

Providian Financial Corp.         2,800,000                  242,550

                                                             3,840,675

FEDERAL SPONSORED CREDIT - 1.4%

Fannie Mae                        16,281,100                 918,865

Freddie Mac                       12,911,600                 570,531

SLM Holding Corp.                 481,950                    16,055

                                                             1,505,451

INSURANCE - 2.2%

AFLAC, Inc.                       4,454,800                  202,972

American General Corp.            200,000                    11,225

American International Group,     14,315,980                 1,567,600
Inc.

Berkshire Hathaway, Inc.          757                        43,300
Class A (a)

Hartford Financial Services       800,000                    42,200
Group, Inc.

John Hancock Financial            5,000,000                  90,313
Services, Inc.

Marsh & McLennan Companies,       2,448,200                  270,067
Inc.

The Chubb Corp.                   1,000,000                  67,563

UnumProvident Corp.               3,333,400                  56,668

                                                             2,351,908

SAVINGS & LOANS - 0.0%

Charter One Financial, Inc.       2,719,962                  57,119

SECURITIES INDUSTRY - 1.2%

Charles Schwab Corp.              2,350,000                  133,509

Daiwa Securities Co. Ltd.         3,571,000                  67,059

Goldman Sachs Group, Inc.         450,000                    47,306

COMMON STOCKS - CONTINUED

                                 SHARES                     VALUE (NOTE 1) (000S)

FINANCE - CONTINUED

SECURITIES INDUSTRY - CONTINUED

Morgan Stanley Dean Witter &      11,366,270                $ 927,061
Co.

Nomura Securities Co. Ltd.        2,582,000                  84,162

                                                             1,259,097

TOTAL FINANCE                                                12,810,247

HEALTH - 7.9%

DRUGS & PHARMACEUTICALS - 5.9%

American Home Products Corp.      13,495,200                 723,680

Biogen, Inc. (a)                  610,000                    42,624

Bristol-Myers Squibb Co.          15,266,900                 881,663

Elan Corp. PLC sponsored ADR      3,802,000                  180,595
(a)

Eli Lilly & Co.                   17,488,500                 1,101,776

Genentech, Inc.                   2,306,875                  350,645

Medarex, Inc. (a)                 109,300                    5,492

Merck & Co., Inc.                 17,268,700                 1,072,818

PE Corp. - Celera Genomics        229,600                    21,023
Group (a)

Pfizer, Inc.                      5,309,200                  194,118

Schering-Plough Corp.             20,587,700                 756,598

Symyx Technologies, Inc.          38,500                     1,660

Warner-Lambert Co.                11,834,100                 1,153,825

XOMA Ltd. (a)(d)                  3,030                      19

                                                             6,486,536

MEDICAL EQUIPMENT & SUPPLIES
- 1.6%

Abbott Laboratories               12,896,500                 453,796

Baxter International, Inc.        300,000                    18,806

Becton, Dickinson & Co.           1,419,500                  37,351

Boston Scientific Corp. (a)       8,062,000                  171,821

Cardinal Health, Inc.             8,297,114                  380,630

Guidant Corp. (a)                 800,000                    47,050

Johnson & Johnson                 6,100,100                  427,388

Medtronic, Inc.                   4,418,000                  227,251

Selfcare, Inc. (a)                721,600                    4,916

                                                             1,769,009

MEDICAL FACILITIES MANAGEMENT
- 0.4%

Express Scripts, Inc. Class A     1,000,000                  42,000
(a)

HEALTHSOUTH Corp. (a)             12,352,200                 68,709

COMMON STOCKS - CONTINUED

                                 SHARES                     VALUE (NOTE 1) (000S)

HEALTH - CONTINUED

MEDICAL FACILITIES MANAGEMENT
- CONTINUED

United HealthCare Corp.           3,394,100                 $ 202,373

Wellpoint Health Networks,        1,200,000                  83,850
Inc. (a)

                                                             396,932

TOTAL HEALTH                                                 8,652,477

INDUSTRIAL MACHINERY &
EQUIPMENT - 5.1%

ELECTRICAL EQUIPMENT - 4.8%

Emerson Electric Co.              2,732,400                  144,476

General Electric Co.              32,784,800                 5,087,775

SLI, Inc.                         519,000                    8,823

Telaxis Communications Corp.      10,300                     619

                                                             5,241,693

INDUSTRIAL MACHINERY &
EQUIPMENT - 0.3%

Caterpillar, Inc.                 550,000                    21,691

Deere & Co.                       1,160,000                  44,080

Illinois Tool Works, Inc.         3,760,000                  207,740

Ingersoll-Rand Co.                1,352,850                  59,864

                                                             333,375

POLLUTION CONTROL - 0.0%

Republic Services, Inc. Class     3,200,000                  35,000
A (a)

TOTAL INDUSTRIAL MACHINERY &                                 5,610,068
EQUIPMENT

MEDIA & LEISURE - 7.6%

BROADCASTING - 4.7%

CBS Corp. (a)                     15,454,476                 875,110

Charter Communications, Inc.      1,700,000                  24,358

Clear Channel Communications,     8,500,000                  587,031
Inc. (a)

Comcast Corp. Class A             2,750,000                  119,281
(special)

Cox Communications, Inc.          2,589,400                  125,586
Class A (a)

EchoStar Communications Corp.     2,400,000                  189,600
Class A (a)

Grupo Televisa SA de CV           400,000                    27,200
sponsored ADR (a)

Hispanic Broadcasting Corp.       663,800                    75,175
(a)

Infinity Broadcasting Corp.       11,930,796                 386,260
Class A (a)

Mediacom Communications Corp.     188,000                    2,620

MediaOne Group, Inc. (a)          3,950,000                  319,950

Time Warner, Inc.                 22,317,903                 2,231,790

UnitedGlobalCom, Inc. (a)         1,100,000                  82,569

COMMON STOCKS - CONTINUED

                                 SHARES                     VALUE (NOTE 1) (000S)

MEDIA & LEISURE - CONTINUED

BROADCASTING - CONTINUED

Univision Communications,         595,000                   $ 67,235
Inc. Class A (a)

USA Networks, Inc. (a)            1,389,600                  31,353

Wireless Facilities, Inc.         43,700                     4,599

                                                             5,149,717

ENTERTAINMENT - 1.7%

Alliance Gaming Corp. (a)(f)      5,072                      12

Fox Entertainment Group, Inc.     1,988,000                  59,516
Class A (a)

News Corp. Ltd. sponsored ADR     3,700,000                  208,125

Park Place Entertainment          3,729,200                  43,119
Corp. (a)

SFX Entertainment, Inc. Class     961,500                    39,241
A (a)

Viacom, Inc. Class B              18,408,800                 971,064
(non-vtg.) (a)

Walt Disney Co.                   13,357,000                 552,646

                                                             1,873,723

LODGING & GAMING - 0.1%

Extended Stay America, Inc.       5,859,603                  43,947
(a)(c)

Marriott International, Inc.      855,000                    26,933
Class A

Starwood Hotels & Resorts         2,199,327                  57,732
Worldwide, Inc. unit

                                                             128,612

PUBLISHING - 0.5%

Gannett Co., Inc.                 3,210,400                  225,932

Harcourt General, Inc.            1,248,900                  46,522

McGraw-Hill Companies, Inc.       1,926,000                  87,633

Times Mirror Co. Class A          597,300                    55,512

Tribune Co.                       1,346,200                  49,220

                                                             464,819

RESTAURANTS - 0.6%

McDonald's Corp.                  15,694,800                 589,536

Tricon Global Restaurants,        1,200,000                  37,275
Inc. (a)

                                                             626,811

TOTAL MEDIA & LEISURE                                        8,243,682

NONDURABLES - 2.3%

BEVERAGES - 0.9%

Anheuser-Busch Companies,         1,591,600                  99,077
Inc.

Coca-Cola Enterprises, Inc.       400,000                    8,625

PepsiCo, Inc.                     13,424,300                 463,977

COMMON STOCKS - CONTINUED

                                 SHARES                     VALUE (NOTE 1) (000S)

NONDURABLES - CONTINUED

BEVERAGES - CONTINUED

Seagram Co. Ltd.                  3,800,000                 $ 225,774

The Coca-Cola Co.                 4,166,800                  195,579

                                                             993,032

FOODS - 0.1%

Bestfoods                         1,000,000                  46,813

General Mills, Inc.               400,000                    14,475

                                                             61,288

HOUSEHOLD PRODUCTS - 0.8%

Avon Products, Inc.               2,546,000                  73,993

Clorox Co.                        2,405,696                  78,185

Estee Lauder Companies, Inc.      35,500                     1,777

Gillette Co.                      8,685,800                  327,346

Procter & Gamble Co.              6,847,300                  385,161

                                                             866,462

TOBACCO - 0.5%

Philip Morris Companies, Inc.     24,663,400                 521,014

TOTAL NONDURABLES                                            2,441,796

RETAIL & WHOLESALE - 9.6%

APPAREL STORES - 1.2%

Abercrombie & Fitch Co. Class     600,000                    9,600
A (a)

AnnTaylor Stores Corp. (a)        200,000                    4,600

Gap, Inc.                         15,429,300                 768,572

The Limited, Inc.                 9,582,900                  403,680

TJX Companies, Inc.               6,096,800                  135,273

Too, Inc. (a)                     1,000,000                  31,563

                                                             1,353,288

DRUG STORES - 0.3%

CVS Corp.                         9,931,786                  373,063

Walgreen Co.                      200,000                    5,150

                                                             378,213

GENERAL MERCHANDISE STORES -
2.8%

Consolidated Stores Corp. (a)     2,191,168                  24,925

Costco Wholesale Corp. (a)        3,211,000                  168,778

Federated Department Stores,      3,415,700                  142,605
Inc. (a)

Kohls Corp. (a)                   300,000                    30,750

Neiman Marcus Group, Inc. (a)     668,700                    18,598

COMMON STOCKS - CONTINUED

                                 SHARES                     VALUE (NOTE 1) (000S)

RETAIL & WHOLESALE - CONTINUED

GENERAL MERCHANDISE STORES -
CONTINUED

Target Corp.                      14,094,300                $ 1,053,549

Wal-Mart Stores, Inc.             28,345,000                 1,573,148

                                                             3,012,353

GROCERY STORES - 0.6%

Kroger Co. (a)                    3,810,000                  66,913

Safeway, Inc. (a)                 11,754,400                 531,887

                                                             598,800

RETAIL & WHOLESALE,
MISCELLANEOUS - 4.7%

Bed Bath & Beyond, Inc. (a)       600,000                    23,625

Best Buy Co., Inc. (a)            2,800,000                  240,800

Circuit City Stores, Inc. -       1,940,000                  118,098
Circuit City Group

Home Depot, Inc.                  49,507,275                 3,193,219

Intimate Brands, Inc. Class A     1,444,815                  59,237

Lowe's Companies, Inc.            14,547,000                 849,181

Office Depot, Inc. (a)            12,066,600                 139,520

Staples, Inc. (a)                 21,800,000                 436,000

Tandy Corp.                       895,200                    45,431

Williams-Sonoma, Inc. (a)         762,500                    23,638

                                                             5,128,749

TOTAL RETAIL & WHOLESALE                                     10,471,403

SERVICES - 1.2%

ADVERTISING - 0.8%

DoubleClick, Inc. (a)             1,765,000                  165,248

Internet Capital Group, Inc.      285,000                    25,739

Omnicom Group, Inc.               7,451,576                  696,257

ValueClick, Inc.                  37,700                     789

                                                             888,033

SERVICES - 0.4%

Cendant Corp. (a)                 15,787,000                 292,060

Expedia, Inc. Class A             152,300                    3,236

FreeMarkets, Inc.                 109,200                    13,213

Gartner Group, Inc. Class B       319,400                    4,252
(a)

COMMON STOCKS - CONTINUED

                                 SHARES                     VALUE (NOTE 1) (000S)

SERVICES - CONTINUED

SERVICES - CONTINUED

H&R Block, Inc.                   1,026,900                 $ 45,954

Manpower, Inc.                    2,905,900                  103,159

                                                             461,874

TOTAL SERVICES                                               1,349,907

TECHNOLOGY - 35.2%

COMMUNICATIONS EQUIPMENT - 7.6%

3Com Corp. (a)                    500,000                    27,813

ADC Telecommunications, Inc.      1,000,000                  53,875
(a)

Avanex Corp.                      37,700                     5,721

Cisco Systems, Inc. (a)           52,800,000                 4,082,100

Comverse Technology, Inc. (a)     1,325,000                  250,425

Digital Island, Inc.              496,000                    30,225

Lucent Technologies, Inc.         23,220,198                 1,410,627

Next Level Communications,        52,300                     5,688
Inc.

Nokia AB sponsored ADR            5,322,800                  1,156,378

Nortel Networks Corp.             5,100,000                  640,865

Sycamore Networks, Inc.           2,439,400                  314,683

Telefonaktiebolaget LM            2,100,000                  197,006
Ericsson sponsored ADR

Tellabs, Inc. (a)                 1,400,000                  88,178

                                                             8,263,584

COMPUTER SERVICES & SOFTWARE
- 10.1%

Adobe Systems, Inc.               200,000                    22,263

Aether Systems, Inc.              329,900                    59,877

Akamai Technologies, Inc.         571,900                    91,969

America Online, Inc. (a)          15,860,000                 1,066,585

Ariba, Inc.                       400,000                    83,850

At Home Corp. Series A (a)        3,890,422                  128,141

Automatic Data Processing,        2,400,000                  115,800
Inc.

BEA Systems, Inc. (a)             1,500,000                  110,063

BMC Software, Inc. (a)            2,817,700                  139,124

BroadVision, Inc. (a)             403,800                    18,121

Ceridian Corp. (a)                2,601,400                  49,914

Citrix Systems, Inc. (a)          720,280                    47,719

CMGI, Inc. (a)                    400,000                    45,325

Computer Associates               3,152,800                  186,606
International, Inc.

Computer Sciences Corp. (a)       653,200                    51,684

Compuware Corp. (a)               4,150,000                  87,409

Covad Communications Group,       1,519,800                  110,186
Inc. (a)

COMMON STOCKS - CONTINUED

                                 SHARES                     VALUE (NOTE 1) (000S)

TECHNOLOGY - CONTINUED

COMPUTER SERVICES & SOFTWARE
- CONTINUED

Digex, Inc. Class A               906,900                   $ 100,609

EarthLink, Inc. (a)               161,500                    3,139

Electronic Data Systems Corp.     950,000                    60,978

Equant NV (Reg.) (a)              1,000,000                  85,063

Equifax, Inc.                     870,170                    21,972

Exodus Communications, Inc.       400,000                    56,200
(a)

First Data Corp.                  4,674,000                  206,825

Galileo International, Inc.       700,000                    16,844

Healtheon/Web Maryland Corp.      1,000,000                  23,000
(a)

Infonet Services Corp. Class B    445,600                    10,082

InfoSpace.com, Inc. (a)           100,000                    14,544

InterVU, Inc. (a)                 300,000                    27,000

Intuit, Inc. (a)                  1,000,000                  54,375

Keane, Inc. (a)                   600,000                    15,150

Lycos, Inc. (a)(c)                5,698,400                  400,313

Metasolv Software, Inc.           79,200                     4,678

Microsoft Corp. (a)               41,845,400                 4,446,074

NBC Internet, Inc. Class A (a)    780,600                    33,615

New Era of Networks, Inc. (a)     200,000                    7,850

Oracle Corp. (a)                  16,800,000                 1,311,450

Parametric Technology Corp.       3,705,000                  78,037
(a)

Phone.com, Inc.                   1,100,000                  179,438

Priceline.com, Inc.               1,038,000                  83,040

Redback Networks, Inc.            1,751,800                  525,431

Sabre Holdings Corp. Class A      995,886                    36,786

Siebel Systems, Inc. (a)          1,400,000                  167,213

Software.com, Inc.                210,000                    27,064

TIBCO Software, Inc.              136,800                    11,149

Usinternetworking, Inc.           97,700                     3,786

VERITAS Software Corp. (a)        1,175,000                  153,925

Viant Corp.                       100,000                    3,350

Yahoo!, Inc. (a)                  2,800,000                  479,850

                                                             11,063,466

COMPUTERS & OFFICE EQUIPMENT
- 6.1%

Adaptec, Inc. (a)                 200,000                    7,725

Alteon Websystems, Inc.           300,000                    24,600

Ampex Corp. Class A (a)           16,505                     52

Ancor Communications, Inc. (a)    200,000                    8,225

Apple Computer, Inc. (a)          500,000                    67,906

ArrowPoint Communication,         37,600                     4,455
Inc.

COMMON STOCKS - CONTINUED

                                 SHARES                     VALUE (NOTE 1) (000S)

TECHNOLOGY - CONTINUED

COMPUTERS & OFFICE EQUIPMENT
- CONTINUED

Brocade Communications            700,000                   $ 125,519
Systems, Inc.

Compaq Computer Corp.             9,700,000                  258,263

Dell Computer Corp. (a)           10,176,800                 548,911

EMC Corp. (a)                     11,120,964                 1,390,121

Emulex Corp. (a)                  100,000                    10,913

Hewlett-Packard Co.               4,262,000                  564,981

International Business            11,706,800                 1,381,402
Machines Corp.

Juniper Networks, Inc.            3,104,500                  818,230

Lexmark International Group,      200,000                    21,150
Inc. Class A (a)

Network Appliance, Inc. (a)       340,000                    28,135

Oak Technology, Inc. (a)          350,000                    6,738

Pitney Bowes, Inc.                5,208,400                  232,750

Sun Microsystems, Inc. (a)        11,900,000                 1,115,067

Tech Data Corp. (a)               788,800                    25,932

                                                             6,641,075

ELECTRONIC INSTRUMENTS - 0.3%

Applied Materials, Inc. (a)       1,300,000                  122,525

DBT Online, Inc. (a)              1,000,000                  18,563

Kulicke & Soffa Industries,       200,000                    12,813
Inc. (a)

Thermo Electron Corp. (a)         2,871,500                  58,507

Waters Corp. (a)                  1,208,100                  115,072

                                                             327,480

ELECTRONICS - 11.1%

Altera Corp. (a)                  200,000                    17,850

Analog Devices, Inc. (a)          2,707,732                  218,142

Broadcom Corp. Class A (a)        700,000                    170,013

Conexant Systems, Inc. (a)        500,000                    35,500

Flextronics International         2,000,000                  140,875
Ltd. (a)

Inktomi Corp. (a)                 3,521,400                  686,673

Intel Corp.                       22,797,600                 3,007,858

Intersil Holding Corp.            637,500                    32,951

JDS Uniphase Corp. (a)            3,720,000                  448,493

Linear Technology Corp.           7,053,200                  387,926

LSI Logic Corp. (a)               600,000                    43,575

Maxim Integrated Products,        3,178,400                  225,865
Inc. (a)

Micron Technology, Inc. (a)       1,817,000                  228,942

Motorola, Inc.                    8,216,200                  1,169,781

PMC-Sierra, Inc. (a)              1,400,000                  285,163

QLogic Corp. (a)                  200,000                    27,100

COMMON STOCKS - CONTINUED

                                 SHARES                     VALUE (NOTE 1) (000S)

TECHNOLOGY - CONTINUED

ELECTRONICS - CONTINUED

Solectron Corp. (a)               2,460,400                 $ 98,570

Texas Instruments, Inc.           17,117,600                 2,738,816

Tyco International Ltd.           42,427,412                 2,116,067

Vitesse Semiconductor Corp.       400,000                    38,500
(a)

                                                             12,118,660

TOTAL TECHNOLOGY                                             38,414,265

TRANSPORTATION - 0.1%

AIR TRANSPORTATION - 0.0%

AMR Corp.                         1,378,100                  43,927

Southwest Airlines Co.            200,000                    4,163

                                                             48,090

TRUCKING & FREIGHT - 0.1%

CNF Transportation, Inc.          592,000                    16,428

Swift Transportation Co.,         3,319,875                  68,057
Inc. (a)(c)

                                                             84,485

TOTAL TRANSPORTATION                                         132,575

UTILITIES - 7.0%

CELLULAR - 1.4%

ALLTEL Corp.                      264,300                    16,667

China Telecom (Hong Kong)         350,000                    62,038
Ltd. sponsored ADR (a)

Nextel Communications, Inc.       2,550,000                  378,038
Class A (a)

Nextel Partners, Inc.             146,500                    4,249

QUALCOMM, Inc. (a)                1,265,700                  188,985

Sprint Corp. - PCS Group          3,600,000                  235,125
Series 1 (a)

TeleCorp PCS, Inc.                19,400                     1,004

Vodafone AirTouch PLC             34,388,154                 191,069

Vodafone AirTouch PLC             7,464,500                  414,746
sponsored ADR

VoiceStream Wireless Corp. (a)    446,987                    57,578

                                                             1,549,499

ELECTRIC UTILITY - 0.0%

Montana Power Co.                 200,000                    12,800

GAS - 0.4%

Enron Corp.                       5,808,700                  434,926

TELEPHONE SERVICES - 5.2%

Allegiance Telecom, Inc. (a)      600,000                    48,375

COMMON STOCKS - CONTINUED

                                 SHARES                     VALUE (NOTE 1) (000S)

UTILITIES - CONTINUED

TELEPHONE SERVICES - CONTINUED

Allied Riser Communications       155,900                   $ 5,418
Corp.

AT&T Corp.                        27,952,851                 1,572,348

Bell Atlantic Corp.               8,579,100                  524,397

BellSouth Corp.                   12,157,400                 571,398

Carrier1 International SA ADR     331,100                    6,415

GTE Corp.                         7,503,200                  532,727

iBasis, Inc.                      134,200                    5,511

Illuminet Holdings, Inc.          117,400                    5,780

Intermedia Communications,        541,000                    26,137
Inc. (a)

ITXC Corp.                        100,000                    4,706

Level 3 Communications, Inc.      1,000,000                  105,750
(a)

MCI WorldCom, Inc. (a)            23,045,024                 1,044,228

McLeodUSA, Inc. Class A (a)       400,000                    33,925

Metromedia Fiber Network,         1,056,800                  102,245
Inc. Class A (a)

NEXTLINK Communications, Inc.     300,000                    37,106
Class A (a)

Qwest Communications              3,777,400                  183,204
International, Inc. (a)

SBC Communications, Inc.          15,747,214                 661,383

Sprint Corp. - FON Group          2,964,400                  186,757

Williams Communications           311,400                    16,134
Group, Inc.

                                                             5,673,944

TOTAL UTILITIES                                              7,671,169

TOTAL COMMON STOCKS                                          107,282,348
(Cost $56,991,559)

PREFERRED STOCKS - 0.0%



CONVERTIBLE PREFERRED STOCKS
- 0.0%

BASIC INDUSTRIES - 0.0%

CHEMICALS & PLASTICS - 0.0%

Sealed Air Corp. Series A,        416,242                    21,619
$2.00

NONCONVERTIBLE PREFERRED
STOCKS - 0.0%

TECHNOLOGY - 0.0%

COMPUTERS & OFFICE EQUIPMENT
- 0.0%

Ampex Corp. 8% non-cumulative     1,201                      1,874

TOTAL PREFERRED STOCKS                                       23,493
(Cost $20,487)



U.S. TREASURY OBLIGATIONS -
0.1%

MOODY'S RATINGS (UNAUDITED)            PRINCIPAL AMOUNT (000S)      VALUE (NOTE 1) (000S)

U.S. Treasury Bills, yield at   -      $ 80,000                     $ 79,519
date of purchase 5.64%
5/11/00 (Cost $79,494)

COMMERCIAL MORTGAGE
SECURITIES - 0.0%



Bardell Associates Note Trust   -       3,927                        4,172
12.5%, 11/1/08 (f) (Cost
$3,992)



CASH EQUIVALENTS - 1.9%

                               MATURITY  AMOUNT (000S)

Investments in repurchase
agreements (U.S. Treasury
Obligations), in a joint
trading account at:

6%, dated 3/31/00 due 4/3/00   $ 3,877                                  3,875

6.11%, dated 3/31/00 due        30,898                                  30,882
4/3/00

                               SHARES

Taxable Central Cash Fund,      2,079,157,726                           2,079,158
5.85% (b)

TOTAL CASH EQUIVALENTS                                                  2,113,915
(Cost $2,113,915)

TOTAL INVESTMENT PORTFOLIO -                                            109,503,447
100.4%
(Cost $59,209,447)

NET OTHER ASSETS - (0.4)%                                               (408,499)

NET ASSETS - 100%                                                      $ 109,094,948


LEGEND

(a) Non-income producing

(b) The rate quoted is the annualized seven-day yield of the fund at period end.

(c) Affiliated company

(d) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the period end, the value of these securities amounted to $19,000 or 0.0% of net assets.

(e) Share amount represents number of units held.

(f) Restricted securities - Investment in securities not registered under the Securities Act of 1933.

Additional information on each holding is as follows:

SECURITY                  ACQUISITION DATE  ACQUISITION COST (000S)

Alliance Gaming  Corp.    7/28/98           $ -

Bardell Associates  Note  4/19/94           $ 3,992
Trust  12.5%, 11/1/08

INCOME TAX INFORMATION

At March 31, 2000, the aggregate
cost of investment securities for income tax purposes was $59,438,243,000.
Net unrealized appreciation aggre-
gated $50,065,204,000, of which $53,297,313,000 related to appreciated investment securities and $3,232,109,000 related to depreciated investment securities.

The fund hereby designates approxi-
mately $7,127,117,000 as a capital gain dividend for the purpose of the dividend paid deduction.

FINANCIAL STATEMENTS


STATEMENT OF ASSETS AND LIABILITIES
AMOUNTS IN THOUSANDS (EXCEPT
PER-SHARE AMOUNTS)                        MARCH 31, 2000

ASSETS

Investment in securities, at               $ 109,503,447
value (including repurchase
agreements of $34,757) (cost
$59,209,447) -  See
accompanying schedule

Cash                                        1

Receivable for investments                  405,729
sold

Receivable for fund shares                  195,579
sold

Dividends receivable                        76,084

Interest receivable                         7,915

Other receivables                           6,157

 TOTAL ASSETS                               110,194,912

LIABILITIES

Payable for investments         $ 271,477
purchased

Payable for fund shares          200,605
redeemed

Accrued management fee           63,438

Other payables and accrued       20,420
expenses

Collateral on securities         544,024
loaned, at value

 TOTAL LIABILITIES                          1,099,964

NET ASSETS                                 $ 109,094,948

Net Assets consist of:

Paid in capital                            $ 56,424,159

Undistributed net investment                70,989
income

Accumulated undistributed net               2,306,111
realized gain (loss) on
investments and foreign
currency transactions

Net unrealized appreciation                 50,293,689
(depreciation) on
investments and assets and
liabilities in foreign
currencies

NET ASSETS, for 761,533                    $ 109,094,948
shares outstanding

NET ASSET VALUE and                         $143.26
redemption price per share
($109,094,948 (divided by)
761,533 shares)

Maximum offering price per                  $147.69
share  (100/97.00 of $143.26)

STATEMENT OF OPERATIONS
AMOUNTS IN THOUSANDS               YEAR
                                   ENDED MARCH 31, 2000

INVESTMENT INCOME                             $ 874,317
Dividends (including $19,374
received from  affiliated
issuers)

Interest                                       295,015

Security lending                               3,746

 TOTAL INCOME                                  1,173,078

EXPENSES

Management fee Basic fee         $ 565,221

 Performance adjustment           (11,228)

Transfer agent fees               167,997

Accounting and security           2,068
lending fees

Non-interested trustees'          461
compensation

Custodian fees and expenses       1,990

Registration fees                 3,898

Audit                             460

Legal                             1,233

Interest                          1

Reports to shareholders           2,297

Miscellaneous                     137

 Total expenses before            734,535
reductions

 Expense reductions               (9,986)      724,549

NET INVESTMENT INCOME                          448,529

REALIZED AND UNREALIZED GAIN
(LOSS)
Net realized gain (loss) on:

 Investment securities            5,646,703
(including realized gain of
$47,626   on sales of
investments in affiliated
issuers)

 Foreign currency transactions    (848)

 Futures contracts                (20,806)     5,625,049

Change in net unrealized
appreciation (depreciation)
on:

 Investment securities            13,131,582

 Assets and liabilities in        54           13,131,636
foreign currencies

NET GAIN (LOSS)                                18,756,685

NET INCREASE (DECREASE) IN                    $ 19,205,214
NET ASSETS RESULTING  FROM
OPERATIONS

STATEMENT OF CHANGES IN NET ASSETS

AMOUNTS IN THOUSANDS             YEAR ENDED MARCH 31, 2000  YEAR ENDED MARCH 31, 1999

INCREASE (DECREASE) IN NET
ASSETS

Operations Net investment        $ 448,529                  $ 497,762
income

 Net realized gain (loss)         5,625,049                  7,011,764

 Change in net unrealized         13,131,636                 10,747,841
appreciation (depreciation)

 NET INCREASE (DECREASE) IN       19,205,214                 18,257,367
NET ASSETS RESULTING  FROM
OPERATIONS

Distributions to shareholders     (538,548)                  (449,343)
From net investment income

 From net realized gain           (8,240,210)                (3,441,624)

 TOTAL DISTRIBUTIONS              (8,778,758)                (3,890,967)

Share transactions Net            19,790,882                 14,971,374
proceeds from sales of shares

 Reinvestment of distributions    8,608,613                  3,818,924

 Cost of shares redeemed          (20,445,861)               (14,410,125)

 NET INCREASE (DECREASE) IN       7,953,634                  4,380,173
NET ASSETS RESULTING  FROM
SHARE TRANSACTIONS

  TOTAL INCREASE (DECREASE)       18,380,090                 18,746,573
IN NET ASSETS

NET ASSETS

 Beginning of period              90,714,858                 71,968,285

 End of period (including        $ 109,094,948              $ 90,714,858
undistributed net investment
income of $70,989 and
$178,509, respectively)

OTHER INFORMATION
Shares

 Sold                             151,936                    132,746

 Issued in reinvestment of        67,297                     34,759
distributions

 Redeemed                         (156,828)                  (129,759)

 Net increase (decrease)          62,405                     37,746


FINANCIAL HIGHLIGHTS

YEARS ENDED MARCH 31,            2000       1999      1998      1997      1996

SELECTED PER-SHARE DATA

Net asset value,  beginning      $ 129.75   $ 108.82  $ 80.20   $ 87.52   $ 72.44
of period

Income from  Investment
Operations

Net investment income             .59 C      .73 C     .73 C     1.38 C    .79

Net realized and  unrealized      25.04      26.02     34.35     5.25      19.57
gain (loss)

Total from investment             25.63      26.75     35.08     6.63      20.36
operations

Less Distributions

 From net investment income       (.73)      (.67)     (1.25)    (1.10)    (.59)

From net realized gain            (11.39)    (5.15)    (5.21)    (12.85)   (4.69)

Total distributions               (12.12)    (5.82)    (6.46)    (13.95)   (5.28)

Net asset value, end of period   $ 143.26   $ 129.75  $ 108.82  $ 80.20   $ 87.52

TOTAL RETURN A, B                 21.11%     25.63%    45.41%    9.11%     28.43%

RATIOS AND SUPPLEMENTAL DATA

Net assets, end of period        $ 109,095  $ 90,715  $ 71,968  $ 51,243  $ 56,179
(in millions)

Ratio of expenses to  average     .75%       .62%      .62%      .66%      .95%
net assets

Ratio of expenses to average      .74% D     .60% D    .61% D    .64% D    .92% D
net assets after expense
reductions

Ratio of net investment           .46%       .66%      .77%      1.75%     .95%
income  to average net assets

Portfolio turnover rate           28%        37%       34%       67%       155%

A THE TOTAL RETURNS WOULD HAVE BEEN LOWER HAD CERTAIN
EXPENSES NOT BEEN REDUCED DURING THE PERIODS SHOWN.
B TOTAL RETURNS DO NOT INCLUDE THE ONE TIME SALES CHARGE.
C NET INVESTMENT INCOME PER SHARE HAS BEEN CALCULATED
BASED ON AVERAGE SHARES OUTSTANDING DURING THE PERIOD.
D FMR OR THE FUND HAS ENTERED INTO VARYING ARRANGEMENTS
WITH THIRD PARTIES WHO EITHER PAID OR REDUCED A
PORTION OF THE FUND'S EXPENSES.


NOTES TO FINANCIAL STATEMENTS
For the period ended March 31, 2000


1. SIGNIFICANT ACCOUNTING POLICIES.

Fidelity Magellan Fund (the fund) is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company organized as a Massachusetts business trust and is authorized to issue an unlimited number of shares. Effective the close of business on September 30, 1997, the fund was closed to new accounts. The financial statements have been prepared in conformity with generally accepted accounting principles which require management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the fund:

SECURITY VALUATION. Securities for which exchange quotations are readily available are valued at the last sale price, or if no sale price, at the closing bid price. Foreign securities are valued based on quotations from the principal market in which such securities are normally traded. If trading or events occurring in other markets after the close of the principal market in which foreign securities are traded, and before the close of the business of the fund, are expected to materially affect the value of those securities, then they are valued at their fair value taking this trading or these events into account. Fair value is determined in good faith under consistently applied procedures under the general supervision of the Board of Trustees. Securities (including restricted securities) for which exchange quotations are not readily available (and in certain cases debt securities which trade on an exchange) are valued primarily using dealer-supplied valuations or at their fair value. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost or original cost plus accrued interest, both of which approximate current value.

FOREIGN CURRENCY TRANSLATION. The accounting records of the fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the prevailing rates of exchange at period end. Purchases and sales of securities, income receipts and expense payments are translated into U.S. dollars at the prevailing exchange rate on the respective dates of the transactions.

Net realized gains and losses on foreign currency transactions represent net gains and losses from sales and maturities of foreign currency contracts, disposition of foreign currencies, the difference between the amount of net investment income accrued and the U.S. dollar amount actually received, and gains and losses between trade and settlement date on purchases and sales of securities. The effects of changes in foreign currency exchange rates on investments in securities are included with the net realized and unrealized gain or loss on investment securities.

INCOME TAXES. As a qualified regulated investment company under Subchapter M of the Internal Revenue Code, the fund is not subject to income taxes to the extent that it distributes substantially all of its taxable income for its fiscal year.

1. SIGNIFICANT ACCOUNTING POLICIES - CONTINUED

INCOME TAXES - CONTINUED

The schedule of investments includes information regarding income taxes under the caption "Income Tax Information."

INVESTMENT INCOME. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, are recorded as soon as the fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income is accrued as earned. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

DEFERRED TRUSTEE COMPENSATION. Under a Deferred Compensation Plan (the
Plan) non-interested Trustees must defer receipt of a portion of, and may elect to defer receipt of an additional portion of, their annual compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of the fund or are invested in a cross-section of other Fidelity funds. Deferred amounts remain in the fund until distributed in accordance with the Plan.

DISTRIBUTIONS TO SHAREHOLDERS. Distributions are recorded on the ex-dividend date.

Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences, which may result in distribution reclassifications, are primarily due to differing treatments for litigation proceeds, futures transactions, foreign currency transactions, partnerships, non-taxable dividends and losses deferred due to wash sales. The fund also utilized earnings and profits distributed to shareholders on redemption of shares as a part of the dividends paid deduction for income tax purposes.

Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to paid in capital. Undistributed net investment income and accumulated undistributed net realized gain (loss) on investments and foreign currency transactions may include temporary book and tax basis differences which will reverse in a subsequent period. Any taxable income or gain remaining at fiscal year end is distributed in the following year.

SECURITY TRANSACTIONS. Security transactions are accounted for as of trade date. Gains and losses on securities sold are determined on the basis of identified cost.

2. OPERATING POLICIES.

FOREIGN CURRENCY CONTRACTS. The fund generally uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Losses may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms. The U.S. dollar value of foreign currency contracts is determined using contractual currency exchange rates established at the time of each trade.

2. OPERATING POLICIES - CONTINUED

JOINT TRADING ACCOUNT. Pursuant to an Exemptive Order issued by the Securities and Exchange Commission (the SEC), the fund, along with other affiliated entities of Fidelity Management & Research Company
(FMR), may transfer uninvested cash balances into one or more joint trading accounts. These balances are invested in one or more repurchase agreements for U.S. Treasury or Federal Agency obligations.

REPURCHASE AGREEMENTS. The underlying U.S. Treasury, Federal Agency, or other obligations found to be satisfactory by FMR are transferred to an account of the fund, or to the Joint Trading Account, at a bank custodian. The securities are marked-to-market daily and maintained at a value at least equal to the principal amount of the repurchase agreement (including accrued interest). FMR, the fund's investment adviser, is responsible for determining that the value of the underlying securities remains in accordance with the market value requirements stated above.

TAXABLE CENTRAL CASH FUND. Pursuant to an Exemptive Order issued by the SEC, the fund may invest in the Taxable Central Cash Fund (the Cash Fund) managed by Fidelity Investments Money Management, Inc., an affiliate of FMR. The Cash Fund is an open-end money market fund available only to investment companies and other accounts managed by FMR and its affiliates. The Cash Fund seeks preservation of capital, liquidity, and current income. Income distributions from the Cash Fund are declared daily and paid monthly from net interest income. Income distributions earned by the fund are recorded as interest income in the accompanying financial statements.

FUTURES CONTRACTS. The fund may use futures contracts to manage its exposure to the stock market. Buying futures tends to increase the fund's exposure to the underlying instrument, while selling futures tends to decrease the fund's exposure to the underlying instrument or hedge other fund investments. Losses may arise from changes in the value of the underlying instruments or if the counterparties do not perform under the contracts' terms. Gains (losses) are realized upon the expiration or closing of the futures contracts. Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded.

RESTRICTED SECURITIES. The fund is permitted to invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. At the end of the period, restricted securities (excluding 144A issues) amounted to $4,184,000 or 0.0% of net assets.

3. PURCHASES AND SALES OF INVESTMENTS.

Purchases and sales of securities, other than short-term securities, aggregated $29,495,667,000 and $25,738,460,000, respectively.

The market value of futures contracts opened and closed during the period amounted to $3,961,394,000 and $3,940,588,000, respectively.

4. FEES AND OTHER TRANSACTIONS WITH AFFILIATES.

MANAGEMENT FEE. As the fund's investment adviser, FMR receives a monthly basic fee that is calculated on the basis of a group fee rate plus a fixed individual fund fee rate applied to the average net assets of the fund. The group fee rate is the weighted average of a series of rates and is based on the monthly average net assets of all the mutual funds advised by FMR. The rates ranged from .2167% to
 .5200% for the period. The annual individual fund fee rate is .30%. In the event that these rates were lower than the contractual rates in effect during the period, FMR voluntarily implemented the above rates, as they resulted in the same or a lower management fee. The basic fee is subject to a performance adjustment (up to a maximum of (plus/minus).20% of the fund's average net assets over the performance period) based on the fund's investment performance as compared to the appropriate index over a specified period of time. For the period, the management fee was equivalent to an annual rate of .57% of average net assets after the performance adjustment.

SALES LOAD. For the period, Fidelity Distributors Corporation (FDC), an affiliate of FMR and the general distributor of the fund, received sales charges of $11,728,000 on sales of shares of the fund of which $11,712,000 was retained.

TRANSFER AGENT FEES. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, is the fund's transfer, dividend disbursing and shareholder servicing agent. FSC receives account fees and asset-based fees that vary according to account size and type of account. FSC pays for typesetting, printing and mailing of all shareholder reports, except proxy statements. For the period, the transfer agent fees were equivalent to an annual rate of .17% of average net assets.

ACCOUNTING AND SECURITY LENDING FEES. FSC maintains the fund's accounting records and administers the security lending program. The security lending fee is based on the number and duration of lending transactions. The accounting fee is based on the level of average net assets for the month plus out-of-pocket expenses.

BROKERAGE COMMISSIONS. The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of FMR. The commissions paid to these affiliated firms were $1,622,000 for the period.

5. SECURITY LENDING.

The fund lends portfolio securities from time to time in order to earn additional income. The fund receives collateral in the form of U.S. Treasury obligations, letters of credit, and/or cash against the loaned securities, and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the fund and any additional required collateral is delivered to the fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. At period end, the value of the securities loaned amounted to $529,666,000. The fund received cash collateral of $544,024,000 which was invested in cash equivalents.

6. BANK BORROWINGS.

The fund is permitted to have bank borrowings for temporary or emergency purposes to fund shareholder redemptions. The fund has established borrowing arrangements with certain banks. The interest rate on the borrowings is the bank's base rate, as revised from time to time. The average daily loan balance during the period for which the loan was outstanding amounted to $4,963,000. The weighted average interest rate was 6.10%.

7. EXPENSE REDUCTIONS.

FMR has directed certain portfolio trades to brokers who paid a portion of the fund's expenses. For the period, the fund's expenses were reduced by $4,377,000 under this arrangement.

In addition, through arrangements with the fund's custodian and transfer agent, credits realized as a result of uninvested cash balances were used to reduce a portion of the fund's expenses. During the period, the fund's custodian and transfer agent fees were reduced by $13,000 and $5,596,000, respectively, under these arrangements.

8. TRANSACTIONS WITH AFFILIATED COMPANIES.

An affiliated company is a company in which the fund has ownership of at least 5% of the voting securities. Transactions during the period with companies which are or were affiliates are as follows:

SUMMARY OF TRANSACTIONS WITH
AFFILIATED COMPANIES

AFFILIATE                            PURCHASE COST      SALES COST      DIVIDEND INCOME      VALUE

Anadarko Petroleum Corp.             $ -                $ 2,774         $ 1,287              $ 247,987

Black & Decker Corp.                  -                  13,007          527                  -

Case Corp.                            -                  5,494           -                    -

Extended Stay America, Inc.           -                  -               -                    43,947

Host Marriott Services Corp.          -                  5,639           -                    -

Host Marriott Corp.                   -                  9,682           9,876                102,063

Lafarge Corp.                         2,822              1,739           2,681                107,274

Landstar System, Inc.                 -                  1,987           -                    -

Leggett & Platt, Inc.                 3,262              1,163           4,557                269,109

Lycos, Inc.                           21,740             -               -                    400,313

Oakwood Homes Corp.                   -                  16,301          110                  -

Polo Ralph Lauren Corp. Class         -                  -               -                    43,611
A

Pulte Corp.                           -                  8,976           336                  -

Rambus, Inc.                          1,371              12,934          -                    -

Swift Transportation Co., Inc.        -                  2,307           -                    68,057

Synetic, Inc.                         -                  7,096           -                    -

TOTALS                               $ 29,195           $ 89,099        $ 19,374             $ 1,282,361


REPORT OF INDEPENDENT ACCOUNTANTS


To the Trustees and the Shareholders of Fidelity Magellan Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Fidelity Magellan Fund at March 31, 2000, and the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fidelity Magellan Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at March 31, 2000 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.

PricewaterhouseCoopers LLP

Boston, Massachusetts
May 5, 2000

DISTRIBUTIONS


The Board of Trustees of Fidelity Magellan Fund voted to pay on May 8, 2000, to shareholders of record at the opening of business on May 5, 2000, a distribution of $2.83 per share derived from capital gains realized from sales of portfolio securities and a dividend of $.07 per share from net investment income.

The fund hereby designates 100% of the long-term capital gain dividends distributed during the fiscal year as 20%-rate capital gain dividends.

A total of 40% of the dividends distributed during the fiscal year qualifies for the dividends-received deduction for corporate shareholders.

The fund will notify shareholders in January 2001 of amounts for use in preparing 2000 income tax returns.

PROXY VOTING RESULTS


A special meeting of the fund's shareholders was held on April 19, 2000. The results of votes taken among shareholders on proposals before them are reported below. Each vote reported represents one dollar of net asset value held on the record date for the meeting.

PROPOSAL 1

To elect as Trustees the following twelve nominees.*

               # OF                % OF
               SHARES VOTED        SHARES VOTED
RALPH F. COX
Affirmative    47,778,566,958.75   97.804

Affirmative    1,072,956,696.00    2.196

TOTAL          48,851,523,654.75   100.000

PHYLLIS BURKE DAVIS
Affirmative    47,762,904,985.29   97.772

Withheld       1,088,618,669.46    2.228

TOTAL          48,851,523,654.75   100.000

ROBERT M. GATES
Affirmative    47,752,919,504.85   97.751

Withheld       1,098,604,149.90    2.249

TOTAL          48,851,523,654.75   100.000

EDWARD C. JOHNSON 3D
Affirmative    47,787,170,484.65   97.821

Withheld       1,064,353,170.10    2.179

TOTAL          48,851,523,654.75   100.000

DONALD J. KIRK
Affirmative    47,796,061,087.46   97.839

Withheld       1,055,462,567.29    2.161

TOTAL          48,851,523,654.75   100.000

NED C. LAUTENBACH
Affirmative    47,818,648,404.06   97.886

Withheld       1,032,875,250.69    2.114

TOTAL          48,851,523,654.75   100.000

               # OF                % OF
               SHARES VOTED        SHARES VOTED
PETER S. LYNCH
Affirmative    47,822,482,277.60   97.894

Withheld       1,029,041,377.15    2.106

TOTAL          48,851,523,654.75   100.000

WILLIAM O. MCCOY
Affirmative    47,794,383,910.29   97.836

Withheld       1,057,139,744.46    2.164

TOTAL          48,851,523,654.75   100.000

GERALD C. MCDONOUGH
Affirmative    47,733,985,082.40   97.712

Withheld       1,117,538,572.35    2.288

TOTAL          48,851,523,654.75   100.000

MARVIN L. MANN
Affirmative    47,802,567,997.59   97.853

Withheld       1,048,955,657.16    2.147

TOTAL          48,851,523,654.75   100.000

ROBERT C. POZEN
Affirmative    47,809,996,145.70   97.868

Withheld       1,041,527,509.05    2.132

TOTAL          48,851,523,654.75   100.000

THOMAS R. WILLIAMS
Affirmative    47,742,665,876.65   97.730

Withheld       1,108,857,778.10    2.270

TOTAL          48,851,523,654.75   100.000

PROPOSAL 2

To ratify the selection of PricewaterhouseCoopers LLP as independent accountants of the fund.

               # OF                % OF
               SHARES VOTED        SHARES VOTED
Affirmative    46,744,569,034.06   95.687

Against        694,581,708.84      1.422

Abstain        1,412,372,911.85    2.891

TOTAL          48,851,523,654.75   100.000

PROPOSAL 3

To adopt an Amended and Restated Declaration of Trust.*

               # OF                % OF
               SHARES VOTED        SHARES VOTED
Affirmative    44,286,749,798.39   90.656

Against        2,436,160,884.26    4.987

Abstain        2,128,612,972.10    4.357

TOTAL          48,851,523,654.75   100.000

PROPOSAL 4

To approve an amended management contract for the fund.

               # OF                % OF
               SHARES VOTED        SHARES VOTED
Affirmative    43,972,875,638.05   90.013

Against        2,653,284,540.29    5.432

Abstain        2,225,363,476.41    4.555

TOTAL          48,851,523,654.75   100.000

PROPOSAL 5

To approve an amended sub-advisory agreement with Fidelity Management & Research (U.K.) Inc. for the fund.

               # OF                % OF
               SHARES VOTED        SHARES VOTED
Affirmative    44,242,186,686.46   90.565

Against        2,289,144,347.16    4.686

Abstain        2,320,192,621.13    4.749

TOTAL          48,851,523,654.75   100.000

PROPOSAL 6

To approve an amended sub-advisory agreement with Fidelity Management & Research (Far East) Inc. for the fund.

               # OF                % OF
               SHARES VOTED        SHARES VOTED
Affirmative    44,160,792,119.39   90.398

Against        2,344,891,893.67    4.800

Abstain        2,345,839,641.69    4.802

TOTAL          48,851,523,654.75   100.000

PROPOSAL 7

To approve a Distribution and Service Plan pursuant to Rule 12b-1 for the fund.

               # OF                % OF
               SHARES VOTED        SHARES VOTED
Affirmative    44,508,717,920.32   91.110

Against        1,881,369,236.04    3.851

Abstain        2,461,436,498.39    5.039

TOTAL          48,851,523,654.75   100.000

PROPOSAL 8

To amend the fund's fundamental limitation concerning diversification to permit increased investment in the securities of any single issuer.

               # OF                % OF
               SHARES VOTED        SHARES VOTED
Affirmative    43,328,804,685.14   88.695

Against        3,287,061,424.32    6.729

Abstain        2,235,657,545.29    4.576

TOTAL          48,851,523,654.75   100.000

PROPOSAL 9

To amend the fund's fundamental limitation concerning diversification to exclude securities of other investment companies from the limitation.

               # OF                % OF
               SHARES VOTED        SHARES VOTED
Affirmative    43,577,348,098.33   89.204

Against        2,889,397,470.84    5.914

Abstain        2,384,778,085.58    4.882

TOTAL          48,851,523,654.75   100.000

* DENOTES TRUST-WIDE PROPOSALS AND VOTING RESULTS.

MANAGING YOUR INVESTMENTS


Fidelity offers several ways to conveniently manage your personal investments via your telephone or PC. You can access your account information, conduct trades and research your investments 24 hours a day.

BY PHONE

Fidelity Automated Service Telephone provides a single toll-free number to access account balances, positions, quotes and trading. It's easy to navigate the service, and on your first call, the system will help you create a personal identification number (PIN) for security.

(PHONE_GRAPHIC)FIDELITY AUTOMATED
SERVICE TELEPHONE (FASTSM)
1-800-544-5555

PRESS

1 For mutual fund and brokerage trading.

2 For quotes.*

3 For account balances and holdings.

4 To review orders and mutual
fund activity.

5 To change your PIN.

*0 To speak to a Fidelity representative.

BY PC

Fidelity's web site on the Internet provides a wide range of information, including daily financial news, fund performance, interactive planning tools and news about Fidelity products and services.

(COMPUTER_GRAPHIC)FIDELITY'S WEB SITE
WWW.FIDELITY.COM

If you are not currently on the Internet, call EarthLink Sprint at 1-800-288-2967, and be sure to ask for registration number SMD004 to receive a special Fidelity package that includes 30 days of free Internet access. EarthLink is North America's #1 independent Internet access provider.

(COMPUTER_GRAPHIC)
FIDELITY ON-LINE XPRESS+(registered trademark)

Fidelity On-line Xpress+ software for Windows combines comprehensive portfolio management capabilities, securities trading and access to research and analysis tools . . . all on your desktop. Call Fidelity at 1-800-544-0240 or visit our web site for more information on how to manage your investments via your PC.

* WHEN YOU CALL THE QUOTES LINE, PLEASE REMEMBER THAT A FUND'S YIELD AND RETURN WILL VARY AND,
EXCEPT FOR MONEY MARKET FUNDS, SHARE PRICE WILL ALSO VARY. THIS MEANS THAT YOU MAY HAVE A
GAIN OR LOSS WHEN YOU SELL YOUR SHARES. THERE IS NO ASSURANCE THAT MONEY MARKET FUNDS WILL BE
ABLE TO MAINTAIN A STABLE $1 SHARE PRICE; AN INVESTMENT IN A MONEY MARKET FUND IS NOT INSURED
OR GUARANTEED BY THE U.S. GOVERNMENT. TOTAL RETURNS ARE HISTORICAL AND INCLUDE CHANGES IN SHARE
PRICE, REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS, AND THE EFFECTS OF ANY SALES CHARGES.

TO WRITE FIDELITY


If more than one address is listed, please locate the address that is closest to you. We'll give your correspondence immediate attention and send you written confirmation upon completion of your request.

(LETTER_GRAPHIC)MAKING CHANGES
TO YOUR ACCOUNT
(such as changing name, address, bank, etc.)

Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0002

(LETTER_GRAPHIC)FOR NON-RETIREMENT
ACCOUNTS

BUYING SHARES

Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0003

OVERNIGHT EXPRESS
Fidelity Investments
2300 Litton Lane - KH1A
Hebron, KY 41048

SELLING SHARES

Fidelity Investments
P.O. Box 660602
Dallas, TX 75266-0602

OVERNIGHT EXPRESS
Fidelity Investments
Attn: Redemptions - CP6I
400 East Las Colinas Blvd.
Irving, TX 75039-5587

GENERAL CORRESPONDENCE

Fidelity Investments
P.O. Box 500
Merrimack, NH 03054-0500

(LETTER_GRAPHIC)FOR RETIREMENT
ACCOUNTS

BUYING SHARES

Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0003

SELLING SHARES

Fidelity Investments
P.O. Box 660602
Dallas, TX 75266-0602

OVERNIGHT EXPRESS
Fidelity Investments
Attn: Redemptions - CP6R
400 East Las Colinas Blvd.
Irving, TX 75039-5587

GENERAL CORRESPONDENCE

Fidelity Investments
P.O. Box 500
Merrimack, NH 03054-0500

TO VISIT FIDELITY


For directions and hours,
please call 1-800-544-9797.

ARIZONA

7373 N. Scottsdale Road
Scottsdale, AZ

CALIFORNIA

815 East Birch Street
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511 Pine Street
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WASHINGTON, DC

1900 K Street, N.W.
Washington, DC

WISCONSIN

595 North Barker Road
Brookfield, WI





INVESTMENT ADVISER
Fidelity Management & Research Company
Boston, MA

INVESTMENT SUB-ADVISERS
Fidelity Management & Research
 (U.K.) Inc.
Fidelity Management & Research
 (Far East) Inc.
Fidelity Investments Japan Ltd.

OFFICERS
Edward C. Johnson 3d, President
Robert C. Pozen, Senior Vice President
Abigail P. Johnson, Vice President
Robert E. Stansky, Vice President
Eric D. Roiter, Secretary
Robert A. Dwight, Treasurer
Matthew N. Karstetter, Deputy Treasurer
Maria F. Dwyer, Deputy Treasurer
John H. Costello, Assistant Treasurer

BOARD OF TRUSTEES
Ralph F. Cox *
Phyllis Burke Davis *
Robert M. Gates *
Edward C. Johnson 3d
Donald J. Kirk *
Ned C. Lautenbach *
Peter S. Lynch
Marvin L. Mann *
William O. McCoy *
Gerald C. McDonough *
Robert C. Pozen
Thomas R. Williams *

ADVISORY BOARD
J. Michael Cook

GENERAL DISTRIBUTOR
Fidelity Distributors Corporation
Boston, MA

TRANSFER AND SHAREHOLDER
SERVICING AGENT
Fidelity Service Company, Inc.
Boston, MA

* INDEPENDENT TRUSTEES

MAG-ANN-0500  100666
1.702307.102

CUSTODIAN
State Street Bank and Trust Company
Quincy, MA

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